SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2002

SCIENTIFIC LEARNING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-24547 (Commission File No.)	94-3234458 (IRS Employer Identification No.)

300 Frank H. Ogawa Plaza, Suite 500 Oakland, CA 94612 (Address of principal executive offices and zip code) Registrant’s telephone number, including area code: (510) 444-3500 _________________

Item 5. Other Events.

On November 18, 2002, the Board of Directors elected Edward Vermont (“Monty”) Blanchard to be the eighth member of the Company’s Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SCIENTIFIC LEARNING CORPORATION

Dated: November 19, 2002	By:	/s/ Jane A. Freeman Jane A. Freeman Chief Financial Officer

1.